UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21237

                                                         Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH   45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:        513-587-3400

Date of fiscal year end:  03/31

Date of reporting period:            03/31/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DEAN FUNDS

Dean Small Cap Value Fund

Dean Mid Cap Value Fund

Annual Report

March 31, 2018

DEAN SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The Dean Small Cap Value Fund was up +1.59% net of fees for the twelve months ended March 31, 2018, compared with a +5.13% return for the benchmark Russell 2000 Value Index and a +11.79% return for the broader Russell 2000 Index.

Macro Factors Impacting Performance

Macro factors were a significant headwind this past fiscal year for the portfolio. The two most prominent factors were value and momentum, where value stocks performed much worse than growth stocks and momentum stocks (those stocks with the largest recent price gains) handily outperformed the average small cap stock. Both of these factors worked against our style of investing.

By way of illustration, the Russell 2000 Value Index returned +5.13% in the fiscal year, whereas the Russell 2000 Growth Index returned +18.63%, which demonstrates that growth stocks beat value stocks by an astonishing 13.5% over the past year. The Dean Small Cap Value Fund was positioned throughout the fiscal year in a manner that was more value-oriented than its benchmark, the Russell 2000 Value Index. The portfolio’s bias toward value stocks (even relative to the value benchmark) during a time when growth stocks were dominant was a major contributor to the Fund’s performance relative to its benchmark.

An even larger headwind resided within momentum stocks’ strong run over the past year. Those stocks that had the largest recent price gains continued moving upward with hardly a dip to be had. In other words, the winning stocks kept winning, and the losing stocks kept losing.

As we have discussed in past annual reports, our investing style typically struggles in adrenaline-fueled, momentum-driven markets. Being price disciplined value investors, we are typically selling those stocks that are moving up in price as they become expensive relative to our estimate of normalized earnings power and vice versa. We are typically buying those stocks that are moving down in price as they become attractively valued relative to our estimate of normalized earnings power. While we believe following a price-disciplined, value-conscious process makes economic sense over time, it was the exact opposite approach that worked this past year.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the benchmark for the twelve-month period was Utilities. The outperformance relative to the benchmark was primarily due to the portfolio’s dynamic positioning. The portfolio began the period overweight the benchmark in Utilities. As interest rates declined and Utilities stock prices climbed, we began to shift the portfolio to an underweight stance by selling into the price strength. As interest rates climbed towards the latter part of the fiscal year, causing Utilities stocks to decline, we began to add back to the sector on the price weakness. Moving back into an overweight stance aided the portfolio in the volatile months at the end of the fiscal year. These types of shifts are driven by a bottom-up, individual stock risk/reward analysis and not by a top-down macroeconomic call, but they often have the effect of being one step ahead of the market from a top-down macroeconomic point of view as well.

The second best performing sector relative to the benchmark was Information Technology. The outperformance relative to the benchmark was driven by both an overweight positioning relative to the benchmark as well as strong stock selection. The strong stock selection was due in part to a portfolio company being acquired by a competitor in the IT Services industry. Stock selection was also boosted by a solid performance in the Electronic Equipment, Instruments, and Components industry this fiscal year.

The worst performing sector relative to the benchmark for the last twelve months was Consumer Discretionary. The portfolio underperformed the benchmark due to poor stock selection as well as our allocation stance and changes throughout the year. Most of the underperformance stemmed from the hard-hit Specialty Retail industry where we attempted to pick through the rubble that was piling up from Amazon’s encroachment into all facets of retail. We invested in retailers that had strong balance sheets and extremely low valuations; however, the competitive landscape continued to deteriorate further than what we had originally expected.

The second worst performing sector relative to the benchmark was Energy. Similar to the Consumer Discretionary sector, the underperformance versus the benchmark was a result of both substandard stock selection as well as being overweight and underweight the benchmark at the wrong times. The portfolio had exposure to companies that were tied to deep-water drilling activity, which fell much worse than we had anticipated. This led to sharp declines in the stock prices of companies dependent upon deep-water drilling.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the fiscal year was Magellan Health (MGLN). MGLN is a healthcare company that is roughly half a behavioral health services company and half a niche specialty pharmacy benefit manager. MGLN has worked on repositioning the company over the last few years to be more evenly balanced. This job is mostly done, and now it is focusing on growth going forward. It continues to execute its strategy well. After trimming some of the position on the stock price strength, the portfolio maintains a position in MGLN.

The second largest contributing stock was Simpson Manufacturing (SSD). SSD designs, engineers, and manufactures wood and concrete construction products. Under the Simpson Strong-Tie brand, its products include connectors, truss plates, fastening systems, fasteners and pre-fabricated shearwalls amongst others. In October, SSD announced its eagerly awaited 2020 operating plan. This plan refocused on SSD’s core businesses and included various financial goals. The plan was well received by the market and the stock price rallied sharply. We reduced the portfolio’s weight on the price strength but maintain a position in SSD.

The largest detracting stock in the period was Hibbet Sports (HIBB). HIBB operates a chain of sporting goods stores in small towns in the Southeast and Midwest. HIBB had been caught up in the carnage within the retail industry as fears about Amazon’s impact on all facets of retail have become more pronounced recently. Being a dominant niche player in small towns, HIBB had historically produced high returns on capital while maintaining a very solid balance sheet. We felt that HIBB was somewhat insulated from the e-commerce threat given its dominant position in small towns. However, we were forced to lower our estimate of normalized earnings power for HIBB as the competitive landscape proved more severe than what we originally believed. We exited the position and harvested a tax loss.

The second largest detracting stock was Dril-Quip (DRQ). DRQ designs and manufactures offshore drilling and production equipment. The company’s equipment consists of subsea, surface, and offshore rig equipment used by oil and gas companies in offshore areas throughout the world. DRQ had a rock-solid balance sheet that we believed would help it weather the low oil price environment. As oil prices and oil patch activity remained low, and deep-water drilling activity fell in particular, DRQ reported disappointing earnings, and it lowered future expectations. Because of this, we lowered our normalized earnings power estimate for DRQ, which in turn, dropped the normalized return on capital over a full cycle to a point that was lower than our hurdle rate. We exited the position and harvested a tax loss.

Current Positioning and Opportunities

The portfolio’s largest overweight sectors relative to the benchmark are in the Industrials and Utilities sectors. The largest underweight sectors relative to the benchmark are in the Health Care and Real Estate sectors. Throughout the most recent quarter, we added the most weight to the Utilities and Financials sectors, while reducing the most weight in the Technology and Energy sectors. As always, these relative weights are a residual of our bottom-up opportunities and not based on a top-down macro call on the market or economy.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process should produce favorable results over time.

Thank you for your continued confidence in Dean.

DEAN SMALL CAP VALUE FUND

Performance Summary (Unaudited)

Average Annual Total Returns* (for the periods ended March 31, 2018)
	1 Year	5 Year	10 Year
Dean Small Cap Value Fund	1.59%	9.94%	9.90%
Russell 2000 Value Index**	5.13%	9.96%	8.61%
Russell 2000 Index**	11.79%	11.47%	9.84%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated July 29, 2017, were 1.15% of average daily net assets. Additional information pertaining to the expense ratios as of March 31, 2018 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund, the Russell 2000 Index and the Russell 2000 Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2008 and held through March 31, 2018.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

DEAN MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The Dean Mid Cap Value Fund (the “Fund”) was up +7.79% net of fees for the twelve months ended March 31, 2018, compared with a 6.50% return for the benchmark Russell Midcap Value Index and a 12.20% return for the broader Russell Midcap Index.

Macro Factors Impacting Performance

For the fiscal year, macro factors provided a difficult backdrop for the Fund. Growth over value was a significant headwind, as the Russell Midcap Growth Index returned 19.70% while the Russell Midcap Value Index returned 6.50%. Momentum also proved a negative, as stocks with positive earnings and price movement continued their strong trend of upward price moves and rising expectations. In other terms, the winners kept winning and the losers kept losing, with little regard to valuation. As the winners continue to grow larger, they become a larger weight within the benchmark, creating a difficult backdrop until the cycle is interrupted.

Trends such as these that extend for long periods in the market prove difficult for our investing strategy. The fund focuses on the quality of the company as well as the price paid for the underlying earnings stream. As growth and momentum push a company to rich valuations based on our normalized earnings power, the Fund tends to sell into this strength and rotate to stocks with quality characteristics at a more reasonable valuation.

Partially offsetting the negative impacts of growth and momentum, the Fund’s focus on quality attributes such as high profitability and lower financial leverage was a benefit, as these characteristics outperformed the market.

Sector Performance (best/worst relative to benchmark)

Industrials was the top performing sector relative to the benchmark and was the fund’s largest overweight sector for the period. With Industrials materially outperforming the benchmark on strong global activity, the overweight position contributed to performance. Three of the fund’s holdings contributed materially to performance, with water products maker Xylem (XYL), defense contractor Curtiss-Wright (CW) and railroad Kansas City Southern (KSU) outperforming. Xylem is discussed in more detail in the individual securities performance section. Curtiss-Wright benefitted from an increase in defense spending along with a sentiment change for the defense and aerospace industry, as international political tensions have risen. Kansas City Southern, a railroad with significant network exposure to Mexico, outperformed as fears over a renegotiation of the North American Free Trade Agreement (NAFTA) have subsided in conjunction with rail volumes improving.

The second best performing sector relative to the benchmark was Real Estate. The concern over rising inflation and interest rates has muted the returns of bond-like equities such as Real Estate, causing the sector to underperform the benchmark, leading to our underweight being beneficial. In addition, the portfolio’s holding in Equity Lifestyle Properties (ELS) positively contributed to the outperformance of the sector. Equity Lifestyle Properties owns and operates seasonal resort properties in the south and the southeast United States, catering primarily to retirees. The company has benefitted from the growth in people hitting retirement age and rising wealth among retirees, as retirement portfolios have benefitted from the extended bull market of the past decade.

Financials were the worst performing sector relative to the benchmark. Strong economic growth benefitted the cyclically sensitive sector as bank loans, consumer credit and capital market sensitive companies experienced a favorable climate. In addition, interest rate spread businesses such as insurance and banks, benefitted from improvements in net interest rate margin. The Fund’s underweight to the sector, primarily in the Bank and Diversified Financial industries, was negative to returns. Also, within Banks and Diversified Financials, the Fund’s holdings in Associated Banc-Corp (ASB) and Invesco (IVZ) lagged the sector’s return. Associated Banc-Corp’s loan growth lagged peers in part due to the bank’s conservative management, and Invesco’s product lineup lagged industry peers in terms of performance and assets under management growth.

The second worst performing sector relative to the benchmark was Consumer Discretionary. The primary culprit for the underperformance was the Fund’s position in Advanced Auto Parts (AAP). The stock significantly underperformed during our holding period as we made the mistake of entering the stock too early, before earnings expectations had hit bottom. The mistake was compounded by selling too early on competitive concerns, as harsher winter weather boosted sales and improved inventories. The fundamental issues related to Advanced Auto are discussed in more detail in the individual securities section.

Individual Securities Performance (best/worst absolute contributors)

The two largest contributing stocks in the year were Xylem (XYL) and Keysight Technologies (KEYS).

Xylem was the largest contributing stock for the fiscal year. The company derives 90% of revenue from water end markets addressing the full cycle of water, from collection, distribution, and use, to the return of water to the environment. Products include water and wastewater treatment systems, pumps and related technologies, analytical instruments and other fluid control products addressing the residential, commercial and utility markets. Key revenue drivers for the company are industrial and oilfield activity, residential and commercial construction, utility spending and clean water initiatives. With an uptick in industrial activity, utility spending and construction, the company experienced a very favorable environment over the past year. In addition, the company is focusing on high-end water technology in the areas of water analytics, treatment, ultraviolet disinfection, smart meters and dewatering, which have higher margins and potential growth.

Keysight Technologies was the second-best contributing stock. Keysight is an electronic measurement company, focusing on wireless, modular, and software solutions. The company delivers solutions in wireless communications, aerospace and defense and semiconductor markets. Keysight derives just over 60% of its revenue internationally, with the remaining portion from the Americas. After having the company’s headquarters and operations negatively impacted by the November wildfires in Northern California, Keysight exceeded expectations with core orders up 16% and backlog exceeding $1B in the calendar fourth quarter. The company is seeing record orders for 5G technology and bolstered expectations of increased US defense spending in the second half of 2018.

The two largest detracting stocks in the quarter were Advanced Auto Parts (AAP) and Oceaneering International (OII).

The largest detracting stock for the year was Advanced Auto Parts. AAP is a leading aftermarket car parts provider serving both professional installers and do-it-yourself (DIY) customers with approximately 5,100 retail locations. Early in the year, auto retailer sales were weak due to mild weather and increased promotional activity. As sales weakened, concerns mounted that Amazon was taking significant market share and could possibly direct more capital toward conquering the segment. The weak sales and competitive factors led the company to significantly lower forward margin targets, causing the stock to trade down significantly. The fund exited the position later in the fiscal year due to the uncertain competitive landscape.

Oceaneering International was the second largest detracting stock. Oceaneering is a provider of services and products to the offshore energy industry, with a focus on deepwater applications. Products and services include remotely operated vehicles, mobile offshore production systems, engineering and product management, and manned diving. With oil prices remaining stubbornly low and the shift to onshore unconventional production with higher certainty, companies have been reluctant to commit capital to large offshore projects. The decline in the project pipeline, which has long lead times, has pushed fundamental stabilization out several years. Due to the wider range of outcomes and uncertainty around projects, the Fund exited the position.

Current Positioning and Opportunities

The portfolio’s largest overweight sectors relative to the benchmark are Industrials, Information Technology and Consumer Staples. Utilities, Financials and Energy are the largest underweight sectors. The Fund has recently added to Health Care, Information Technology and Utilities. As interest rates have risen, the underweight in

Utilities was reduced, as the sector has lagged meaningfully. The addition to the Technology sector was adding a new holding due to DST being acquired, which now trades like cash. DST is being held until the transaction closes in April. Recent sales have included reducing the Fund’s overweight in Materials, along with lowering the exposure to Energy and Financials. The Energy weight was reduced by the sale of two companies with company specific headwinds, while Financials weight was reduced on the concern that a flattening yield curve and higher pricing competition would lead to lower profitability.

After a year with historically low volatility, the reality of rising interest rates coupled with political risk over trade, budgets and international relations has brought volatility back to the markets with a vengeance. Historically, volatility has led to opportunities for our price sensitive investment style. However, the Fund remains cautious due to being in the late innings of the business cycle with valuations still being expensive by historical standards. Markets driven by momentum and growth characteristics often create a headwind for the Fund’s investment strategy, as valuation becomes a secondary consideration yet remains core to our process. Over time, valuation paid for the future revenue stream matters and should be recognized by the market once momentum falters.

As always, our positioning is the residual of our bottom-up process rather than a top-down macro call on the market or economy. We remain focused on applying our discipline of buying high quality companies at a discount to their fair value over a market cycle.

DEAN MID CAP VALUE FUND

Performance Summary (Unaudited)

Average Annual Total Returns* (for the periods ended March 31, 2018)
	1 Year	5 Year	10 Year
Dean Mid Cap Value Fund	7.79%	10.90%	7.39%
Russell Midcap Value Index**	6.50%	11.11%	9.81%
Russell Midcap Index**	12.20%	12.09%	10.21%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated July 29, 2017 were 1.76% of average daily net assets (1.10% after fee waivers/expense reimbursements by Dean Investment Associates, LLC (the “Adviser”)). The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers)) do not exceed 1.10% of the Fund’s average daily net assets through July 31, 2019. Each waiver or reimbursement is subject to recoupment by the adviser in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement. This expense limitation agreement may not be terminated prior to July 31, 2019, except by the Board of Trustees. Additional information pertaining to the expense ratios as of March 31, 2018 can be found in the financial highlights.

Effective March 31, 2011, the Fund changed its investment strategies from Large Cap Value to Mid Cap Value and also changed its benchmarks from the Russell 1000 Value Index to the Russell Midcap Value and Russell Midcap Indices. Performance prior to March 31, 2011 reflects the Fund’s Large Cap Value investment strategies and, as a result, the Fund’s 10-year return may vary substantially from those of the Midcap indices.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

**	The Russell Midcap and Russell Midcap Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of the Change in the Value of a $10,000 Investment in the Dean Mid Cap Value Fund, the Russell Midcap Index, and the Russell Midcap Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index and the Russell Midcap Value Index on March 31, 2008 and held through March 31, 2018.

The Russell Midcap Index and the Russell Midcap Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

DEAN SMALL CAP VALUE FUND HOLDINGS – (Unaudited)

1As	a percent of total net assets.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

DEAN MID CAP VALUE FUND HOLDINGS – (Unaudited)

1As	a percent of total net assets.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

Portfolio Holdings – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2018

COMMON STOCKS – 95.08%	Shares	Fair Value
Consumer Discretionary – 9.60%
Big Lots, Inc.	74,343	$3,236,151
Bloomin’ Brands, Inc.	176,360	4,282,021
Cheesecake Factory, Inc. (The)	91,085	4,392,119
Cooper-Standard Holdings, Inc. (a)	54,355	6,675,337
La-Z-Boy, Inc.	178,365	5,342,032
Taylor Morrison Home Corporation, Class A (a)	181,680	4,229,510
Tenneco, Inc.	99,720	5,471,636

		33,628,806

Consumer Staples – 4.99%
Cal-Maine Foods, Inc. (a)	100,440	4,389,228
Fresh Del Monte Produce, Inc.	93,840	4,245,322
John B. Sanfilippo & Son, Inc.	55,735	3,225,384
Lancaster Colony Corporation	45,590	5,613,953

		17,473,887

Energy – 3.10%
McDermott International, Inc. (a)	811,400	4,941,426
SRC Energy, Inc. (a)	628,045	5,922,464

		10,863,890

Financials – 28.55%
AMERISAFE, Inc.	58,295	3,220,799
Apollo Commercial Real Estate Finance, Inc.	411,803	7,404,217
Argo Group International Holdings Ltd.	133,743	7,676,847
Bank of Hawaii Corporation	61,985	5,150,954
Banner Corporation	56,910	3,157,936
Blackstone Mortgage Trust, Inc., Class A	220,375	6,924,183
Bryn Mawr Bank Corporation	77,872	3,422,474
CenterState Banks Corporation	238,890	6,337,751
Chemical Financial Corporation	66,370	3,629,112
First Financial Bancorp	198,912	5,838,067
First Merchants Corporation	146,172	6,095,372
Glacier Bancorp, Inc.	142,780	5,479,896
Granite Point Mortgage Trust, Inc.	252,435	4,175,275
Horace Mann Educators Corporation	88,425	3,780,169
Infinity Property & Casualty Corporation	35,667	4,222,973

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2018

COMMON STOCKS – 95.08% – continued	Shares	Fair Value
Financials – 28.55% – continued
Northwest Bancshares, Inc.	318,255	$5,270,303
Renasant Corporation	81,987	3,489,367
Third Point Reinsurance Ltd. (a)	499,245	6,964,468
Washington Federal, Inc.	223,035	7,717,011

		99,957,174

Health Care – 2.80%
LifePoint Health, Inc. (a)	83,210	3,910,870
Magellan Health, Inc. (a)	55,145	5,906,030

		9,816,900

Industrials – 16.26%
Astec Industries, Inc.	58,785	3,243,756
Brady Corporation, Class A	187,880	6,979,742
Deluxe Corporation	84,810	6,276,788
Encore Wire Corporation	85,570	4,851,819
Forward Air Corporation	64,795	3,425,064
Greenbrier Companies, Inc. (The)	104,575	5,254,893
Knoll, Inc.	152,435	3,077,663
Regal-Beloit Corporation	87,440	6,413,724
Simpson Manufacturing Company, Inc.	75,820	4,366,474
Valmont Industries, Inc.	30,035	4,394,120
Watts Water Technologies, Inc., Class A	45,885	3,565,265
Welbilt, Inc. (a)	82,370	1,602,097
WESCO International, Inc. (a)	55,440	3,440,052

		56,891,457

Information Technology – 9.15%
Convergys Corporation	264,315	5,978,805
CSG Systems International, Inc.	133,211	6,033,126
DST Systems, Inc.	80,350	6,721,278
Methode Electronics, Inc.	152,825	5,975,458
Plexus Corporation (a)	122,795	7,334,545

		32,043,212

Materials – 4.48%
Cabot Corporation	60,620	3,377,746

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2018

COMMON STOCKS – 95.08% – continued	Shares	Fair Value
Materials – 4.48% – continued
Innospec, Inc.	89,165	$6,116,719
Stepan Company	74,640	6,208,556

		15,703,021

Real Estate – 6.38%
Americold Realty Trust	254,055	4,847,369
Columbia Property Trust, Inc.	334,995	6,853,998
PS Business Parks, Inc.	46,775	5,287,446
Sabra Health Care REIT, Inc.	303,585	5,358,275

		22,347,088

Utilities – 9.77%
ALLETE, Inc.	49,925	3,607,081
American States Water Company	80,550	4,273,983
NorthWestern Corporation	141,305	7,602,209
ONE Gas, Inc.	69,125	4,563,633
PNM Resources, Inc.	201,275	7,698,768
Portland General Electric Company	159,915	6,478,157

		34,223,831

Total Common Stocks (Cost $326,464,964)		332,949,266

MONEY MARKET FUNDS – 5.48%
Fidelity Investments Money Market Government Portfolio – Institutional Class, 1.53% (b)	19,184,373	19,184,373

Total Money Market Funds (Cost $19,184,373)		19,184,373

Total Investments – 100.56% (Cost $345,649,337)		352,133,639

Liabilities in Excess of Other Assets – (0.56)%		(1,951,231)

NET ASSETS – 100.00%		$350,182,408

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2018.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2018

COMMON STOCKS – 96.32%	Shares	Fair Value
Consumer Discretionary – 12.52%
Aptiv plc	6,745	$573,122
Aramark	14,031	555,066
Carter’s, Inc.	4,557	474,384
Delphi Technologies plc	8,264	393,780
Gildan Activewear, Inc.	20,982	606,170
Interpublic Group of Companies, Inc. (The)	25,874	595,878
LKQ Corporation (a)	14,829	562,761
Nordstrom, Inc.	10,478	507,240

		4,268,401

Consumer Staples – 6.84%
Casey’s General Stores, Inc.	4,763	522,835
Conagra Brands, Inc.	13,619	502,269
Dr Pepper Snapple Group, Inc.	5,947	704,006
Ingredion, Inc.	4,686	604,118

		2,333,228

Energy – 3.81%
Concho Resources, Inc. (a)	4,248	638,602
Energen Corporation (a)	10,478	658,647

		1,297,249

Financials – 16.18%
Ameriprise Financial, Inc.	3,630	537,022
Brown & Brown, Inc.	23,120	588,173
Citizens Financial Group, Inc.	12,023	504,726
Commerce Bancshares, Inc.	8,985	538,291
East West Bancorp, Inc.	7,878	492,690
Invesco Ltd.	17,867	571,923
M&T Bank Corporation	3,373	621,846
Reinsurance Group of America, Inc.	3,656	563,024
Torchmark Corporation	6,153	517,898
W.R. Berkley Corporation	8,032	583,926

		5,519,519

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2018

COMMON STOCKS – 96.32% – continued	Shares	Fair Value
Health Care – 6.23%
Jazz Pharmaceuticals plc (a)	3,604	$544,168
Quest Diagnostics, Inc.	4,969	498,391
Universal Health Services, Inc., Class B	5,098	603,654
Zimmer Biomet Holdings, Inc.	4,377	477,268

		2,123,481

Industrials – 16.10%
Comfort Systems USA, Inc.	13,774	568,178
Curtiss-Wright Corporation	4,274	577,289
Hexcel Corporation	9,242	596,941
Hubbell, Inc.	4,068	495,401
ITT, Inc.	10,066	493,033
Kansas City Southern	5,278	579,788
Parker-Hannifin Corporation	2,935	501,973
Republic Services, Inc.	7,929	525,138
Stanley Black & Decker, Inc.	3,064	469,405
Xylem, Inc.	8,856	681,203

		5,488,349

Information Technology – 11.69%
Alliance Data Systems Corporation	1,982	421,889
Arrow Electronics, Inc. (a)	6,874	529,435
Belden, Inc.	7,312	504,089
DST Systems, Inc.	8,341	697,724
Keysight Technologies, Inc. (a)	12,126	635,282
Science Applications International Corporation	6,951	547,739
Synopsys, Inc. (a)	7,801	649,355

		3,985,513

Materials – 6.14%
Bemis Company, Inc.	11,199	487,380
Eastman Chemical Company	5,484	579,001
International Flavors & Fragrances, Inc.	3,733	511,085
Sensient Technologies Corporation	7,286	514,246

		2,091,712

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2018

COMMON STOCKS – 96.32% – continued	Shares	Fair Value
Real Estate – 7.65%
Equity LifeStyle Properties, Inc.	8,985	$788,613
Essex Property Trust, Inc.	2,626	632,026
Healthcare Trust of America, Inc., Class A	19,335	511,411
Vornado Realty Trust	10,041	675,759

		2,607,809

Utilities – 9.16%
Ameren Corporation	12,589	712,915
Atmos Energy Corporation	7,621	641,993
CMS Energy Corporation	11,251	509,558
Pinnacle West Capital Corporation	7,440	593,712
Xcel Energy, Inc.	14,623	665,054

		3,123,232

Total Common Stocks (Cost $27,095,029)		32,838,493

MONEY MARKET FUNDS – 4.74%
Fidelity Investments Money Market Government Portfolio – Institutional Class, 1.53% (b)	1,615,695	1,615,695

Total Money Market Funds (Cost $1,615,695)		1,615,695

Total Investments – 101.06% (Cost $28,710,724)		34,454,188

Liabilities in Excess of Other Assets – (1.06)%		(361,262)

NET ASSETS – 100.00%		$34,092,926

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2018.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2018

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Assets
Investment in securities at value (cost $345,649,337 and $28,710,724)	$352,133,639	$34,454,188
Receivable for investments sold	2,705,809	2,537,315
Receivable for fund shares sold	507,072	–
Dividends receivable	773,518	54,626
Prepaid expenses	33,169	22,587

Total Assets	356,153,207	37,068,716

Liabilities
Payable for investments purchased	5,053,542	2,941,762
Payable for fund shares redeemed	571,956	600
Payable to Adviser	266,750	11,579
Payable to Administrator	31,838	1,331
Other accrued expenses	46,713	20,518

Total Liabilities	5,970,799	2,975,790

Net Assets	$350,182,408	34,092,926

Net Assets consist of:
Paid-in capital	$336,474,578	$27,404,979
Accumulated undistributed net investment income	3,455,348	69,300
Accumulated undistributed net realized gain from investment transactions	3,768,180	875,183
Net unrealized appreciation on investments	6,484,302	5,743,464

Net Assets	$350,182,408	$34,092,926

Shares outstanding (unlimited number of shares authorized, no par value)	23,938,954	1,715,705

Net asset value, offering and redemption price per share	$14.63	$19.87

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF OPERATIONS

For the year ended March 31, 2018

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Investment Income
Dividend income (net of foreign taxes withheld of $– and $3,053)	$6,849,898	$480,459

Total investment income	6,849,898	480,459

Expenses
Investment Adviser	2,876,111	271,665
Transfer agent	252,632	12,000
Administration	155,412	20,116
Fund accounting	101,325	20,000
Custodian	70,987	17,438
Report printing	61,767	5,834
Registration	40,345	24,097
Legal	19,470	19,446
Audit and tax	17,200	17,200
Trustee	12,404	12,404
Insurance	14,918	3,314
Chief Compliance Officer	8,529	8,530
Pricing	1,979	1,647
Miscellaneous	127,062	29,520

Total expenses	3,760,141	463,211
Fees waived by Adviser	–	(93,992)
Fees reduced by Administrator	–	(36,944)

Net operating expenses	3,760,141	332,275

Net investment income	3,089,757	148,184

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	11,451,243	1,189,549
Net change in unrealized appreciation of investment securities	(11,522,605)	794,112

Net realized and change in unrealized gain (loss) on investments	(71,362)	1,983,661

Net increase in net assets resulting from operations	$3,018,395	$2,131,845

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Dean Small Cap Value Fund		Dean Mid Cap Value Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,089,757	$3,197,772	$148,184	$155,503
Net realized gain on investment securities	11,451,243	47,608,903	1,189,549	2,097,823
Net change in unrealized appreciation (depreciation) of investment securities	(11,522,605)	(1,387,673)	794,112	1,133,544

Net increase in net assets resulting from operations	3,018,395	49,419,002	2,131,845	3,386,870

Distributions
From net investment income	(2,018,303)	(2,706,006)	(167,587)	(96,884)
From net realized gains	(45,863,334)	(7,176,668)	(671,725)	–

Total distributions	(47,881,637)	(9,882,674)	(839,312)	(96,884)

Capital Transactions
Proceeds from shares sold	191,223,325	103,447,375	7,875,636	6,412,574
Reinvestment of distributions	44,400,524	8,973,816	829,980	94,988
Amount paid for shares redeemed	(125,141,608)	(65,843,806)	(2,037,300)	(978,040)

Net increase in net assets resulting from capital transactions	110,482,241	46,577,385	6,668,316	5,529,522

Total Increase in Net Assets	65,618,999	86,113,713	7,960,849	8,819,508

Net Assets
Beginning of year	284,563,409	198,449,696	26,132,077	17,312,569

End of year	$350,182,408	$284,563,409	$34,092,926	$26,132,077

Accumulated undistributed net investment income	$3,455,348	$2,018,215	$69,300	$91,846

Share Transactions
Shares sold	11,890,066	6,458,192	396,936	361,746
Shares issued in reinvestment of distributions	2,987,922	523,560	40,966	5,101
Shares redeemed	(7,636,262)	(4,138,854)	(103,724)	(57,466)

Net increase in shares outstanding	7,241,726	2,842,898	334,178	309,381

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014
Net asset value, beginning of year	$17.04	$14.32	$15.71	$15.96	$13.48

Investment operations:
Net investment income	0.12	0.19	0.11	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.19 (a)	3.20	(0.60)	1.00	2.96

Total from investment operations	0.31	3.39	(0.49)	1.07	3.02

Less distributions:
From net investment income	(0.11)	(0.18)	(0.03)	(0.09)	– (b)
From net realized gains	(2.61)	(0.49)	(0.87)	(1.23)	(0.54)

Total distributions	(2.72)	(0.67)	(0.90)	(1.32)	(0.54)

Net asset value, end of year	$14.63	$17.04	$14.32	$15.71	$15.96

Total Return (c)	1.59%	23.67%	(2.73)%	7.25%	22.57%
Ratios and Supplemental Data
Net assets, end of year (000)	$350,182	$284,563	$198,450	$142,872	$137,404
Ratio of expenses to average net assets
After fee waivers and/or expense reimbursement/recoupment by Adviser	1.18%	1.15%	1.25%	1.25%	1.25%
Before fee waivers and/or expense reimbursement/recoupment by Adviser	1.18%	1.15%	1.20%	1.22%	1.21%
Ratio of net investment income to average net assets	0.97%	1.36%	0.96%	0.41%	0.44%
Portfolio turnover rate	165%	154%	148%	128%	96%

(a)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014
Net asset value, beginning of year	$18.92	$16.15	$15.83	$14.82	$12.31

Investment operations:
Net investment income	0.08	0.12	0.03	0.11	0.03
Net realized and unrealized gain on investments	1.40	2.73	0.31	1.00	2.49

Total from investment operations	1.48	2.85	0.34	1.11	2.52

Less distributions:
From net investment income	(0.10)	(0.08)	(0.02)	(0.10)	(0.01)
From net realized gains	(0.43)	–	–	–	–

Total distributions	(0.53)	(0.08)	(0.02)	(0.10)	(0.01)

Net asset value, end of year	$19.87	$18.92	$16.15	$15.83	$14.82

Total Return (a)	7.79%	17.65%	2.17%	7.50%	20.46%
Ratios and Supplemental Data
Net assets, end of year (000)	$34,093	$26,132	$17,313	$16,437	$16,033
Ratio of expenses to average net assets:
After fee waivers and/or expense reimbursement	1.10%	1.10%	1.50%	1.50%	1.50%
Before fee waivers and/or expense reimbursement	1.53%	1.76%	1.91%	1.88%	2.01%
Ratio of net investment income to average net assets	0.49%	0.75%	0.23%	0.66%	0.24%
Portfolio turnover rate	52%	57%	39%	52%	43%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2018

NOTE 1. ORGANIZATION

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Funds are each a series of the Trust currently authorized by the Board. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds have qualified and intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirement applicable to RICs and by distributing

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended March 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of each Fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from the ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the fiscal year ended March 31, 2018, the Funds made the following reclassifications to increase (decrease) the components of net assets, which were primarily due to reclassification of passive foreign investment company gains:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain
Small Cap Fund	$3	$365,679	$(365,682)
Mid Cap Fund	3,143	(3,143)	–

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of each Funds’ investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, each Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser and/or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser and/or Sub-Adviser would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used at March 31, 2018 in valuing the Funds’ investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Small Cap Fund
Assets
Common Stocks*	$332,949,266	$–	$–	$332,949,266
Money Market Funds	19,184,373	–	–	19,184,373

Total	$352,133,639	$–	$–	$352,133,639

Mid Cap Fund
Assets
Common Stocks*	$32,838,493	$–	$–	$32,838,493
Money Market Funds	1,615,695	–	–	1,615,695

Total	$34,454,188	$–	$–	$34,454,188

*	Refer to the schedule of investments for sector classifications.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. There were no transfers between any levels as of March 31, 2018, based on input levels as of March 31, 2017.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund’s investments are managed by the Adviser pursuant to the terms of an advisory agreement with the Trust. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement, the Adviser is entitled to a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of each Fund. For fiscal year ended March 31, 2018, the Adviser earned fees, before the waiver described below, of $2,876,111 and $271,665 from the Small Cap Fund and the Mid Cap Fund, respectively. At March 31, 2018, the Adviser was owed $266,750 from the Small Cap Fund and $11,579 from the Mid Cap Fund.

The Adviser contractually agreed to waive its management fee and/or to reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers, and other expenses that the Trustees agree have not been incurred in the ordinary course of the Funds’ business), do not exceed 1.25% of the Small Cap Fund’s average daily net assets and 1.10% of the Mid Cap Fund’s average daily net assets. The contractual agreement with respect to each Fund is in place through July 31, 2019. For the fiscal year ended March 31, 2018, the Adviser waived fees of $93,992 for the Mid Cap Fund.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Each fee waiver and expense reimbursement is subject to repayment by the Funds in the three years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. As of March 31, 2018, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $253,671 from the Mid Cap Fund no later than March 31, 2021.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”), to provide the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended March 31, 2018, fees for administration, transfer agent, and fund accounting services, and the amounts due to the Administrator at March 31, 2018 were as follows:

	Small Cap Fund	Mid Cap Fund
Administration	$155,412	$20,116
Fund accounting	101,325	20,000
Transfer agent	252,632	12,000
Payable to Administrator	31,838	1,331

During the fiscal year ended March 31, 2018, Ultimus has contractually agreed to discount the overall fees for the Mid Cap Fund in the amount of $36,944.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust receives annual compensation of $1,850 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of Ultimus Fund Solutions, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Funds’ shares. Both the Administrator and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an employee of the Administrator or the Distributor, are not paid by the Trust for services to the Funds.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2018, purchases and sales of investment securities, other than short-term investments and U.S. government obligations, were as follows:

	Small Cap Fund	Mid Cap Fund
Purchases	$571,775,544	$20,607,641
Sales	509,214,492	15,172,532

There were no purchases or sales of U.S. government obligations during the fiscal year ended March 31, 2018.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2018, NFS, LLC owned 26.12% of the Small Cap Fund, 49.17% of the Mid Cap Fund, and Wells Fargo Bank, N.A. owned 26.53% of the Small Cap Fund. It is not known whether NFS, LLC, Wells Fargo Bank, N.A. or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds.

NOTE 7. FEDERAL TAX INFORMATION

As of March 31, 2018, the unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Small Cap Fund	Mid Cap Fund
Gross unrealized appreciation	$13,767,954	$5,863,087
Gross unrealized depreciation	(8,274,364)	(120,278)

Net unrealized appreciation	$5,493,590	$5,742,809

Tax Cost	$346,640,049	$28,711,379

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2018

NOTE 7. FEDERAL TAX INFORMATION – continued

The tax character of distributions paid during the fiscal year ended March 31, 2018 was as follows:

	Small Cap Fund	Mid Cap Fund
Distributions paid from:
Ordinary Income	$28,046,024	$167,587
Long-Term Capital Gains	19,835,613	671,725

Total distributions paid	$47,881,637	$839,312

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

	Small Cap Fund	Mid Cap Fund
Distributions paid from:
Ordinary Income	$7,386,664	$96,884
Long-Term Capital Gains	2,496,010	–

Total distributions paid	$9,882,674	$96,884

As of March 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Fund	Mid Cap Fund
Undistributed ordinary income	$4,594,900	$69,300
Undistributed long term capital gains	3,619,340	875,838
Unrealized appreciation	5,493,590	5,742,809

	$13,707,830	$6,687,947

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2018

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds entered into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2018, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Dean Funds and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds, comprising Dean Small Cap Value Fund and Dean Mid Cap Value Fund (the “Funds”), each a series of Unified Series Trust, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 29, 2018

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2017 to March 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period (1)	Annualized Expense Ratio
Dean Small Cap Value Fund
Actual	$1,000.00	$997.10	$5.97	1.20%
Hypothetical (2)	$1,000.00	$1,018.95	$6.04	1.20%

Dean Mid Cap Value Fund
Actual	$1,000.00	$1,033.10	$5.58	1.10%
Hypothetical (2)	$1,000.00	$1,019.45	$5.54	1.10%

(1)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

OTHER FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended March 31, 2018, the Mid Cap Fund designates 100.00% and the Small Cap Fund designates 13.75%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For the Mid Cap Fund and Small Cap Fund calendar year 2018 ordinary income dividends, 100.00% and 14.40% qualify for the corporate dividends received deduction, respectively.

For the year ended March 31, 2018, the Mid Cap Fund and Small Cap Fund designated $671,725 and $19,835,613, respectively, as long-term capital gain distributions.

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003-present), GTC (2008-present), Savings Banks Employees Retirement Association (2003-present), and Advisors Charitable Gift Fund (2008-present). Director, Lift Up Africa (2008-present), Chair, Investment Committee of Massachusetts Council of Churches (2011-present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975-present).
Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016 - Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011 - Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011 - Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Funds’ custodian (2001-2017)
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 18 series.

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

The Dean Mid Cap Value Fund (“Mid Cap Fund”) and the Dean Small Cap Value Fund (“Small Cap Fund”) (together, the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Funds and, as required by law, has considered the approval of the continuance of the Funds’ management agreements with their investment adviser, Dean Investment Associates, LLC (“DIA”) and the sub-advisory agreement between DIA and Dean Capital Management, LLC (“DCM”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreements and the sub-advisory agreement.

The Committee convened on November 7, 2017 via teleconference to review and discuss materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and DIA, and the sub-advisory agreement between DIA and DCM. At the Trustees’ quarterly meeting held in November 2017, the Committee and the Board interviewed certain executives of DIA and DCM, including DIA’s Chief Compliance Officer, its President and its Vice President, Chief Operating Officer, and DCM’s Portfolio Managers, its Director of Institutional Sales and its Chief Compliance Officer. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust, DIA or DCM (the “Independent Trustees”), approved the continuance of the management agreements between the Trust and DIA, and the sub-advisory agreement between DIA and DCM, for an additional year. The Trustees’ approval of the continuance of the Funds’ management agreements and sub-advisory agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which included, but were not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by DIA and DCM to the Funds.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

(ii)	Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended September 30, 2017. The Trustees observed that the Small Cap Fund had underperformed its primary benchmark, the Russell 2000 Value Index, for the year-to-date, one-year and three-year periods, but that it had outperformed its primary benchmark over the five- and ten-year periods. The Trustees noted that the Small Cap Fund had underperformed the average return of its Morningstar Small-Cap Value category for the year-to-date and one-year periods, but that it had outperformed the category over the three-, five- and ten-year periods. The Trustees observed that the Mid Cap Fund had outperformed its primary benchmark, the Russell Midcap Value Index, over the year-to-date, one- and three-year periods, but that it had underperformed over the five- and ten-year periods. The Trustees noted that the Mid Cap Fund had outperformed its Morningstar Mid-Cap Value category over the year-to-date, three- and five-year periods, but that it underperformed over the one-year and ten-year periods. The Trustees also noted that the Funds performed within a few basis points of DIA’s separately managed accounts that have similar investment strategies. The Trustees considered DIA’s and DCM’s explanation that any underperformance was primarily due the current momentum market and that the portfolio managers believed that the Funds are well positioned going forward for a five-year period. They further considered that although the Funds have similar investment strategies, different opportunities arise at different times, resulting in a variance in short-term performance. The Trustees considered the Funds’ performance to be satisfactory.

(iii)	Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Small Cap Fund’s Morningstar Small-Cap category, which indicated that the Fund’s gross management fee and net expenses are higher than the average and median for that group of funds. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Mid Cap Fund’s Morningstar Mid-Cap Value category, which indicated that the Fund’s gross management fee is higher than the average and median, but that its net expenses are lower than the average and higher than the median for that group of funds. The Trustees noted that the management fee for the both Funds is lower than or equal to the management fee for DIA’s separately managed accounts for investments of up to $10 million. The Trustees discussed the differential in compensation between DIA and DCM, noting that as they are affiliates, they were more concerned with the reasonableness of the overall management fee paid by the applicable Fund, not the allocation between DIA and DCM. The Trustees considered DIA’s explanation that, given the cost of retaining high quality portfolio managers at DCM, the breakdown in fees between DIA and DCM is appropriate to incentivize the sub-adviser. The Trustees further noted that DIA had continued its expense limitation agreement for each Fund through July 31, 2018.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

The Trustees also considered profitability analyses prepared by DIA and DCM for their management of each Fund, which indicated that, both before and after the deduction of marketing expenses, neither DIA or DCM is earning a profit as a result of managing the Mid Cap Fund. The Trustees noted that DIA is earning a profit before deduction of marketing expenses but not after deduction of marketing expenses as a result of managing the Small Cap Fund, and that DCM is earning a profit both before and after deduction of marketing expenses as a result of managing the Small Cap Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Funds, including third-party research obtained by soft dollars, which may be used to benefit the Fund along with DIA’s and DCM’s other advisory clients. After considering the above information, the Trustees concluded that the current advisory fees for the Funds represent reasonable compensation in light of the nature and quality of DIA’s and DCM’s services to the Funds, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Funds.

(iv)	Economies of Scale. In determining the reasonableness of the management fee for each Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Funds and DIA’s and DCM’s levels of profitability in managing the Funds, it does not appear that DIA or DCM is currently realizing benefits from economies of scale in managing the Funds to such an extent that the management fees for the Funds should be reduced or that breakpoints in the advisory fee should be implemented at this time.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 899-8343 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (888) 899-8343 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio. 45431

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

	The Dean Funds:	FY 2018	$26,000
		FY 2017	$25,000

(b)	Audit-Related Fees

	The Dean Funds:	FY 2018	$0
		FY 2017	$0

(c)	Tax Fees

	The Dean Funds:	FY 2018	$6,000
		FY 2017	$6,000

Nature of the fees:         Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

	The Dean Funds:	FY 2018	$0
		FY 2017	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Audit-Related Fees: 0%
Tax Fees: 0%
All Other Fees: 0%

(f)      During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$ 0	$ 0
FY 2017	$ 0	$ 0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)      Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)      There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1)    Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Unified Series Trust

By      /s/ David R. Carson

              David R. Carson, President

Date      5/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By      /s/ David R. Carson

              David R. Carson, President

Date      5/29/2018

By      /s/ Zachary P. Richmond

              Zachary P. Richmond, Treasurer

Date      5/29/2018